Strong Short-Term Municipal Bond Fund, Inc.
                                  (Registrant)

                                POWER OF ATTORNEY

         Each person whose signature appears below, constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    NAME                                              TITLE                                           DATE


/s/ Elizabeth N. Cohernour                                                                      December 27, 2000
                                              Vice President and Secretary
---------------------------------------------
Elizabeth N. Cohernour


/s/ Richard S. Strong                         Chairman of the Board (Principal Executive
                                              Officer) and a Director                           December 27, 2000
---------------------------------------------
Richard S. Strong


/s/ John W. Widmer                            Treasurer (Principal Financial and Accounting
                                              Officer)                                          December 27, 2000
---------------------------------------------
John W. Widmer


/s/ Marvin E. Nevins
                                              Director                                          December 27, 2000
---------------------------------------------
Marvin E. Nevins


/s/ Willie D. Davis                                                                             December 27, 2000
                                              Director
---------------------------------------------
Willie D. Davis


/s/ William F. Vogt                                                                             December 27, 2000
                                              Director
---------------------------------------------
William F. Vogt


/s/ Stanley Kritzik                                                                             December 27, 2000
                                              Director
---------------------------------------------
Stanley Kritzik


/s/ Neal Malicky                                                                                December 27, 2000
                                              Director
---------------------------------------------
Neal Malicky
